SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2003

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                          1-5287                     22-2879612
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey        07008
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 4


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Item 7. Financial Statements and Exhibits.

        (a) None.
        (b) None.
        (c) Exhibits:

        Exhibit No.               Description
        -----------               -----------

         99.1                     Press release issued by the registrant, dated
                                  June 4, 2003.

Item 9. Regulation FD Disclosure.

                  On June 4, 2003, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the first quarter of its fiscal year 2003. The press release appearing in Exhibit 99.1, other than the eighth paragraph, is not filed but is furnished in accordance with Item 12 of Form 8-K.

                  A copy of the press release is attached hereto as Exhibit
99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATHMARK STORES, INC.

Date: June 4, 2003                             By:  /s/ Marc A. Strassler
                                                  --------------------------
                                                  Name:  Marc A. Strassler
                                                  Title: Senior Vice President
                                                         and General Counsel


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                                  EXHIBIT INDEX

Exhibit
No.                               Description
-------                           -----------

99.1                              Press release issued by the registrant, dated
                                  June 4, 2003.


                                       4


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